Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 29, 2012, Matson, Inc. (the “Company” or “Matson”), formerly known as Alexander & Baldwin Holdings, Inc. (the “Former Parent Company” or “A&B”), completed the separation of its businesses into two publicly traded companies (the “Separation”).  The transportation business (ocean transportation and logistics) continues to be owned and operated by the Company and the land business (real estate and agriculture) is now owned and operated by Alexander & Baldwin, Inc., formerly known as A & B II, Inc. (“New A&B”).

The Company effected the Separation through a pro rata distribution (the “Distribution”) of one share of common stock of New A&B for each share of common stock of the Company held of record by shareholders as of June 18, 2012, the record date for the Distribution.  As a result of the Distribution, shareholders of the Company received 100% of the outstanding common stock of New A&B and New A&B became an independent public company trading under the symbol “ALEX” on the New York Stock Exchange (the “NYSE”).

The unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of the Former Parent Company. The unaudited pro forma condensed consolidated financial statements are being presented to give effect to the Separation, as a result of which, the Former Parent Company’s real estate development, real estate leasing and agricultural businesses will be excluded from the pro forma condensed consolidated balance sheet. The Company will operate the ocean transportation and logistics businesses. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Former Parent Company’s annual reports on Form 10-K and other filings with the Securities and Exchange Commission. The presentation of the unaudited pro forma condensed consolidated financial statements assumes that the Separation occurred on March 31, 2012 for the condensed consolidated balance sheet and at January 1, 2009 for the condensed consolidated statements of income for the three months ended March 31, 2012 and 2011 and for the year ended December 31, 2011. For the years ended December 31, 2010 and 2009, the unaudited pro forma condensed consolidated statements of income give effect to the Separation and exclude the results of New A&B. The unaudited pro forma condensed consolidated financial statements are not intended to be a complete presentation of Matson’s financial position or results of operations had the Separation and related transactions contemplated by the Agreement and Plan of Merger and related agreements occurred for the period indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of Matson’s future results of operations or financial condition had the Separation been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that Matson management believes are reasonable, reflect the impacts of events directly attributable to the Separation, are factually supportable, and for purposes of the statements of income, are expected to have a continuing impact on Matson.

The unaudited pro forma condensed consolidated statement of income for the three months ended March 31, 2012 and 2011 and the year ended December 31, 2011 reflect Matson’s results as if the Separation and related transactions described below had occurred as of January 1, 2011. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 reflects Matson’s results as if the Separation and related transactions described belowhad occurred on March 31, 2012.  The unaudited pro forma consolidated condensed financial statements give effect to the following:

•                  the distribution, upon the Separation, of the assets, liabilities and equity of New A&B;

•                  the issuance of debt, the related debt issuance costs and interest for the period required for the tax-free contribution of cash from Matson to New A&B;

•                  a tax-free contribution of cash from Matson to New A&B.

Matson estimates that additional administrative expenses, not included in the pro forma financial statements, amounting to approximately $8 to $10 million annually, will be incurred in future periods related directly to costs associated with operating as a publicly traded company.  These costs include incremental employee related costs for additional headcount, higher external audit fees and expenses, Board of Director fees and expenses and other costs required to operate as an independent publicly traded company.

See the notes to the unaudited pro forma consolidated financial information for a more detailed discussion of these transactions.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

THREE MONTHS ENDED MARCH 31, 2012

		Pro forma Adjustments				Matson
(in millions, except per share amounts)	A&B Historical	Distribution of New A&B (a)		Issuance of debt		Pro forma for the Separation
Revenue	$405.0	$(39.0)		$—		$366.0
Operating Costs and Expenses:
Operating costs	351.3	(21.6)		—		329.7
Equity in income of terminal joint venture	(0.8)	—		—		(0.8)
Selling, general and administrative	39.0	(10.2)		—		28.8
Separation Costs	3.3	(3.3	)(c)	—		—
Total operating costs and expenses	392.8	(35.1)		—		357.7
Operating Income	12.2	(3.9)		—		8.3
Other Income and (Expense):
Interest expense	(6.1)	4.1		(1.9	)(d)	(3.9)
Other income and (expense)	(1.5)	1.5		—		—
Income From Continuing Operations Before Income Taxes (e)	4.6	1.7		(1.9)		4.4
Income taxes	1.8	0.7		(0.7	)(f)	1.8
Income From Continuing Operations	$2.8	$1.0		$(1.2)		$2.6

Basic Earnings per Share of Common Stock:
Continuing operations	$0.07					$0.06

Diluted Earnings per Share of Common Stock:
Continuing operations	$0.07					$0.06
Weighted Average Number of Shares Outstanding:
Basic	41.9					41.9
Diluted	42.3					42.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

THREE MONTHS ENDED MARCH 31, 2011

		Pro forma Adjustments			Matson
(in millions, except per share amounts)	A&B Historical	Distribution of New A&B (a)	Issuance of debt		Pro forma for the Separation
Revenue	$373.3	$(43.3)	$—		$330.0
Operating Costs and Expenses:
Operating costs	321.9	(25.7)	—		296.2
Equity in income of terminal joint venture	(1.2)	—	—		(1.2)
Selling, general and administrative	37.7	(9.5)	0.5	(b)	28.7
Separation Costs	—	—	—		—
Total operating costs and expenses	358.4	(35.2)	0.5		323.7
Operating Income	14.9	(8.1)	(0.5)		6.3
Other Income and (Expense):
Interest expense	(6.2)	4.3	(1.9	)(d)	(3.8)
Other income and (expense)	5.7	(5.7)	—		—
Income From Continuing Operations Before Income Taxes	14.4	(9.5)	(2.4)		2.5
Income taxes	5.3	(3.3)	(0.9	)(f)	1.1
Income From Continuing Operations	$9.1	$(6.2)	$(1.5)		$1.4

Basic Earnings per Share of Common Stock:
Continuing operations	$0.22				$0.03

Diluted Earnings per Share of Common Stock:
Continuing operations	$0.22				$0.03
Weighted Average Number of Shares Outstanding:
Basic	41.5				41.5
Diluted	41.8				41.8

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2011

		Pro forma Adjustments			Matson
(in millions, except per share amounts)	A&B Historical	Distribution of New A&B (a)	Issuance of debt		Pro forma for the Separation
Revenue	$1,722.4	$(259.7)	$—		$1,462.7
Operating Costs and Expenses:
Operating costs	1,463.5	(182.1)	—		1,281.4
Equity in income of terminal joint venture	(8.6)	—	—		(8.6)
Selling, general and administrative	154.0	(41.5)	0.5	(b)	113.0
Total operating costs and expenses	1,608.9	(223.6)	0.5		1,385.8
Operating Income	113.5	(36.1)	(0.5)		76.9
Other Income and (Expense):
Other income and (expense)	(1.5)	2.8	—		1.3
Interest expense	(24.8)	17.1	(7.7	)(d)	(15.4)
Income From Continuing Operations Before Income Taxes	87.2	(16.2)	(8.2)		62.8
Income taxes (e)	32.3	(7.2)	(3.0	)(f)	22.1
Income From Continuing Operations	$54.9	$(9.0)	(5.2)		$40.7

Basic Earnings per Share of Common Stock:
Continuing operations	$1.32				$0.98

Diluted Earnings per Share of Common Stock:
Continuing operations	$1.31				$0.97
Weighted Average Number of Shares Outstanding:
Basic	41.6				41.6
Diluted	42.0				42.0

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2010

		Pro forma Adjustments	Matson
(in millions, except per share amounts)	A&B Historical	Distribution of New A&B (a)	Pro forma for the Separation
Revenue	$1,613.5	$(242.9)	$1,370.6
Operating Costs and Expenses:
Operating costs	1,342.2	(196.1)	1,146.1
Equity in income of terminal joint venture	(12.8)	—	(12.8)
Selling, general and administrative	157.9	(44.6)	113.3
Total operating costs and expenses	1,487.3	(240.7)	1,246.6
Operating Income	126.2	(2.2)	124.0
Other Income and (Expense):
Other income and (expense)	13.6	(12.1)	1.5
Interest expense	(25.5)	17.3	(8.2)
Income From Continuing Operations Before Income Taxes	114.3	3.0	117.3
Income taxes	44.9	1.8	46.7
Income From Continuing Operations	$69.4	$1.2	$70.6

Basic Earnings per Share of Common Stock:
Continuing operations	$1.68		$1.71

Diluted Earnings per Share of Common Stock:
Continuing operations	$1.67		$1.70
Weighted Average Number of Shares Outstanding:
Basic	41.2		41.2
Diluted	41.5		41.5

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

YEAR ENDED DECEMBER 31, 2009

		Pro forma Adjustments	Matson
(in millions, except per share amounts)	A&B Historical	Distribution of New A&B (a)	Pro forma for the Separation
Revenue	$1,392.4	$(183.3)	$1,209.1
Operating Costs and Expenses:
Operating costs	1,209.5	(172.5)	1,037.0
Equity in income of terminal joint venture	(6.2)	—	(6.2)
Selling, general and administrative	154.2	(40.0)	114.2
Total operating costs and expenses	1,357.5	(212.5)	1,145.0
Operating Income	34.9	29.2	64.1
Other Income and (Expense):
Other income and (expense)	3.6	(3.2)	0.4
Interest expense	(25.9)	17.0	(8.9)
Income From Continuing Operations Before Income Taxes	12.6	43.0	55.6
Income taxes	5.0	17.5	22.5
Income From Continuing Operations	$7.6	$25.5	$33.1

Basic Earnings per Share of Common Stock:
Continuing operations	$0.19		$0.81
Diluted Earnings per Share of Common Stock:
Continuing operations	$0.19		$0.81
Weighted Average Number of Shares Outstanding:
Basic	41.0		41.0
Diluted	41.1		41.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2012

		Pro forma Adjustments
(in millions)	A&B Historical	Distribution of New A&B		Issuance of debt and contribution of cash		Matson Pro forma for the Separation
ASSETS
Current Assets
Cash and cash equivalents	$19.0	$(9.5)		$8.5	(g)	$18.0
Accounts and note receivable	168.0	(5.2)		—		162.8
Inventories	62.0	(57.9)		—		4.1
Real Estate held for sale	2.0	(2.0)		—		—
Deferred income taxes	5.0	(3.7)		—		1.3
Prepaid expense and other current assets	33.0	(7.7)		2.0	(h)	27.3
Total current assets	289.0	(86.0)		10.5		213.5
Investments in Affiliates	353.0	(295.7)		—		57.3
Real Estate Developments	154.0	(154.0)		—		—
Property - net	1,614.0	(823.8)		—		790.2
Employee Benefit Plan Assets	—	—		—		—
Other Assets	164.0	(59.9)		—		104.1
Total Assets	$2,574.0	$(1,419.4	)(a)	$10.5		$1,165.1

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Assets
Notes payable and current portion of long-term debt	$55.0	$(33.6)		$—		$21.4
Accounts payable	147.0	(20.7)		—		126.3
Payroll and vacation benefits	19.0	(0.6)		—		18.4
Uninsured claims	8.0	(1.6)		—		6.4
Due to affiliate	—	2.1		—		2.1
Accrued and other liabilities	47.0	(31.1)		—		15.9
Total current liabilities	276.0	(85.5)		—		190.5
Long-term Liabilities
Long-term debt	541.0	(363.1)		170.0	(i)	347.9
Deferred income taxes	419.0	(163.9)		—		255.1
Employee benefit plans	160.0	(54.7)		—		105.3
Due to affiliate	—	0.4		—		0.4
Uninsured claims and other liabilities	51.0	(23.7)		—		27.3
Total long-term liabilities	1,171.0	(605.0)		170.0		736.0

Stockholders’ Equity

Total Shareholders’ Equity	1,127.0	(728.9)	(159.5	)(j)	238.6
Total	$2,574.0	$(1,419.4)	$10.5		$1,165.1

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)          Reflects the operations, assets, liabilities and equity of New A&B which were distributed to shareholders upon Separation on the June 29, 2012, and other adjustments as shown below.

	Three months ended March 31,		The year ended December 31,
(in millions)	2012	2011	2011	2010	2009
Revenue
Revenue (A&B Historical)	$405.0	$373.3	$1,722.4	$1,613.5	$1,392.4
Effect of New A&B Distribution
Real estate leasing revenue (1)	(25.4)	(24.7)	(96.9)	(83.6)	(75.3)
Real estate sales revenue (1)	(2.5)	(5.5)	(14.3)	(13.8)	(15.9)
Agribusiness revenue (1)	(13.6)	(15.8)	(157.5)	(165.6)	(99.6)
Add back elim. interco rev. from A&B historical (2)	1.9	1.5	6.2	16.5	5.8
Other	0.6	1.2	2.8	3.6	1.7
Matson Pro forma Revenue	$366.0	$330.0	$1,462.7	$1,370.6	$1,209.1

	Three months ended March 31,		The year ended December 31,
(in millions)	2012	2011	2011	2010	2009
Operating Costs and Expenses
Total Operating Costs and Expenses (A&B Historical)	$392.8	$358.4	$1,608.9	$1,487.3	$1,357.5
Effect of New A&B Distribution
Real estate sales and leasing expense (1)	(15.3)	(17.7)	(66.8)	(60.0)	(53.3)
Agribusiness expense (1)	(10.1)	(13.2)	(135.0)	(164.2)	(132.7)
Real estate and corporate selling, general and administrative expenses	(9.7)	(7.1)	(32.7)	(37.3)	(34.5)
Add back elim. interco costs from A&B historical	0.9	0.8	3.9	14.4	2.2
Other	(0.9)	2.0	7.0	6.4	5.8
Pro forma debt issuance costs (b)	—	0.5	0.5	—	—
Matson Pro forma Operating Costs and Expenses	$357.7	$323.7	$1,385.8	$1,246.6	$1,145.0

	Three months ended March 31,		The year ended December 31,
(in millions)	2012	2011	2011	2010	2009
Other Income and (Expense)
Other Income and (Expense) (A&B Historical)	$(1.5)	$5.7	$(1.5)	$13.6	$3.6
Effect of New A&B Distribution
Equity in (income) losses of real estate affiliates (1)	1.6	(5.7)	7.9	(2.0)	—
Gain on investments and other (1)	—	—	(6.2)	(3.4)	—
Agriculture disaster relief payment (1)	—	—	—	(4.9)	—
Impairment loss on investment (1)	—	—	—	0.8	2.3
Gain on consolidation of HS&TC (1)	—	—	—	—	(5.4)
Interest income	(0.1)	—	—	(2.0)	—
Other	—	—	1.1	(0.6)	(0.1)
Matson Pro forma Other Income and (Expense)	$0.0	$0.0	$1.3	$1.5	$0.4

	Three months ended March 31,		The year ended December 31,
(in millions)	2012	2011	2011	2010	2009
Interest Expense
Interest Expense (A&B Historical)	$(6.1)	$(6.2)	$(24.8)	$(25.5)	$(25.9)
Effect of New A&B Distribution
Real estate interest expense	0.2	0.4	1.4	1.6	1.7
Corporate interest expense	3.9	3.9	15.7	15.7	15.3
Pro forma interest expense (d)	(1.9)	(1.9)	(7.7)	—	—
Matson Pro forma Interest Expense	$(3.9)	$(3.8)	$(15.4)	$(8.2)	$(8.9)

	Three months ended March 31,		The year ended December 31,
(in millions)	2012	2011	2011	2010	2009
Income Taxes
Income taxes (A&B Historical)	$1.8	$5.3	$32.3	$44.9	$5.0
Effect of New A&B Distribution
Real estate income tax expense	(2.9)	(5.5)	11.6	16.2	12.5
Agribusiness income tax expense	(1.5)	(0.9)	(19.9)	(32.2)	(32.0)
Corporate income tax expense	5.1	3.1	(7.8)	(1.9)	14.3
Real estate income tax effect of discontinued operations			8.9	19.7	22.7
Pro forma income taxes (e)	(0.7)	(0.9)	(3.0)	—	—
Matson Pro forma Income Taxes	$1.8	$1.1	$22.1	$46.7	$22.5

(in millions)	2012
Identifiable Assets
Total Identifiable Assets (A&B Historical)	$2,574.0
Effect of New A&B Distribution
Real estate leasing assets	(763.4)
Real estate sales assets	(477.2)
Agribusiness assets	(175.5)
Other assets	(3.2)
Adjustment to reclassify Matson income tax receivable offset against income tax payables in the consolidated financial statements	(0.1)
Pro forma adjustments (e) (f)	10.5
Matson Pro forma Assets	$1,165.1

(1)          Information as disclosed in the New A&B Form 10 Amendment No.4.

(2)          Represents revenue earned from services provided to New A&B for transportation and other services.

(3)          Represents lease rent and equipment and repair services expenses for services provided by New A&B affiliates.

(b)  Represents $0.5 million of expensed debt issuance costs related to the new credit facilities as discussed in Note (i).

(c)  Reflects the removal of Separation costs directly related to the Separation that were incurred during the historical period of $3.3 million.

(d)  Reflects increased interest expense of $1.7 million quarterly and $6.7 million annually on borrowings of $170.0 under the new fixed long-term debt, $0.1 million quarterly and $0.3 million annually related to the new interest rate on the existing Prudential Notes, $0.1 million quarterly and $0.3 million annually related to the revolver and $0.1 million quarterly and $0.4 million annually of amortization for the expected issuance costs of these facilities.

(e)  The income from continuing operations before income taxes includes $0.4 million and $7.1 million in shutdown expenses related to Matson’s second China Service which did not qualify for discontinued operations treatment for the three months ended March 31, 2012 and the year ended December 31, 2011, respectively.

(f)  Represents the federal and state combined statutory tax rate of 38.8%.

(g)  The amount includes cash debt issuance costs amounting to $2.5 million associated with the new credit Facilities discussed in note (i).

(h)  The amount includes the capitalized debt issuance costs of $2.0 million associated with the new credit facilities.

(i)  Reflects $170.0 in new fixed long-term debt.  Matson executed new fixed long-term debt of $77.5 million at an interest rate of 3.66%, $55.0 million at an interest rate of 4.16%, and $37.5 million at an interest rate of 4.31%, for a total of $170.0 million with a weighted average interest rate of 3.97%.  The cash received from the issuance debt was partially utilized for the tax-free contribution of cash from Matson to New A&B as discussed in note (j).

(j)  Reflects the tax-free contribution of cash and payment of separation costs from Matson amounting to $159.0 million and $0.5 million of expensed debt issuance costs related to the new fixed long term debt as discussed in Note (i).